UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual general meeting (“Meeting”) of stockholders (“Stockholders”) of Planet 13 Holdings Inc. (the “Company”) was held on Tuesday, June 11, 2024.

Proxies for the Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Meeting, the Company’s Stockholders voted on two proposals. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”).

A brief description and the final vote results for the proposals follow.

(1) To elect five directors for the ensuing year to hold office until the close of business of the next annual meeting of Stockholders or until their successors are elected or appointed.

Nominee	For	Withheld	Broker Non-Votes
Robert Groesbeck	93,978,844	1,308,200	63,404,572
Larry Scheffler	93,896,015	1,391,029	63,404,572
Lee Fraser	92,719,793	2,567,251	63,404,572
Kevin Martin	94,323,221	963,823	63,404,572
Adrienne O'Neal	94,646,205	640,839	63,404,572

As a result, each nominee was elected to serve as a director on the Company’s Board of Directors for a term expiring at the next annual meeting of Stockholders or until his or her successor is elected or appointed.

(2) To ratify the appointment of Davidson & Company LLP as auditors of the Company for the fiscal year ending December 31, 2024.

For	Against	Abstain
157,501,415	686,555	503,646

As a result, the Company’s Stockholders reappointed Davidson & Company LLP as auditors of the Company for the fiscal year ending December 31, 2024.

A copy of the press release dated June 11, 2024 regarding the results of the Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 11, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: June 12, 2024	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: June 12, 2024	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

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